Exhibit 99.1

Navitas Closes Acquisition of Claros, Advancing AI Infrastructure with Grid-to-xPU Power Delivery

Completes Navitas’ high-power portfolio with Claros’ IVR technology, enabling vertical and embedded architectures and providing last step in power delivery to the core

Navitas to host webinar ‘Breaking the AI Infrastructure Power Wall: From Grid-to-xPU’, unveiling Claros’ technology and differentiation on October 20, 2026

TORRANCE, CA — Oct. 6, 2026 — Navitas Semiconductor (Nasdaq: NVTS) (Navitas or “the Company”), a leader in next-generation power semiconductors and power delivery solutions, pioneering GaN, high-voltage and ultra-high-voltage SiC, and IVR technologies, today announced the closing of its previously announced acquisition of Claros, Inc. (Claros), a power management solutions company developing integrated voltage regulator (IVR) technology for next-generation AI data centers, providing the last step to powering the xPU.

The completed transaction extends Navitas’ AI infrastructure portfolio from the grid to the xPU, bringing industry-leading IVR capabilities. Claros™ IVR integrates power transistors, digital control, inductors and capacitors into a single IVR technology stack to enable next-generation Vertical Power Delivery (VPD) and Embedded Power Delivery (EPD) architectures. Its Packaged Integrated Voltage Regulator (pIVR) and Embedded Integrated Voltage Regulator (eIVR) products, based off the same Claros IVR technology stack, move power conversion closer to the xPU and deliver higher efficiency, faster transient response and greater power density, while the modular PowerArray™ architecture scales power delivery to meet the rapidly increasing demands of next-generation processors at the center of modern AI systems.

Combined with Navitas’ GaN and high-voltage and ultra-high-voltage SiC technologies that enable the new 800V DC architecture, the Company is “breaking the AI infrastructure power wall” by addressing the efficiency, power density and performance bottlenecks emerging as AI data centers and xPUs demand dramatically more power.

“Closing this acquisition is a defining step in the Navitas 2.0 transformation and our strategy to power AI infrastructure from grid-to-xPU,” said Chris Allexandre, President and CEO of Navitas. “With power now the bottleneck for AI, increases in power delivery and efficiency are the key enablers of more compute output. The future of AI depends on delivering thousands of amps to increasingly power-hungry processors with unprecedented speed and precision, in addition to re-redefining the racks with higher power centralized systems and higher density architectures. This ‘power wall’ has restricted next-generation xPUs in megawatt-scale server racks from achieving the next wave of AI performance. Navitas 2.0 brings together GaN, high-voltage and ultra-high-voltage SiC, and now IVR technologies to break the power wall and address power conversion across the complete grid-to-xPU architecture.

“Additionally, this combination doubles our serviceable addressable market (SAM), deepens our engagement with hyperscalers and AI power platform providers, and strengthens our capabilities and leadership in power delivery for AI infrastructure. As AI power demand accelerates, we are uniquely positioned to deliver greater value for our customers, while driving sustainable long-term growth.”

Navitas expects the acquisition to more than double the Company’s identified 2030 SAM to over $8 billion, adding at least $3.5 billion from the rapidly growing VPD and IVR markets. Combined with Navitas’ existing $3.5 billion SAM for GaN and HV/UHV SiC and approximately $1 billion from new JFET technology, the transaction significantly expands Navitas’ opportunity across the complete grid-to-xPU power chain.

Webinar Presentation | Breaking the AI Infrastructure Power Wall: From Grid-to-xPU

Speakers: Chris Allexandre - Navitas President and CEO

Llew Vaughan-Edmunds - Navitas Chief Marketing Officer

Dan Kultran - VP & GM, IVR Business Unit, former CEO & Claros Co-founder

When: Tuesday, October 20

Time: 8:00 a.m. Pacific Time (11:00 a.m. Eastern Time)

Webcast: Click Here

Additionally, an archived version of the video webinar as well as supporting presentation materials will be accessible on the Investor Relations section of the Company’s website at ir.navitassemi.com.

About Navitas

Navitas Semiconductor (Nasdaq: NVTS) is a leader in next-generation power semiconductors and power delivery solutions, pioneering GaN, high-voltage and ultra-high-voltage SiC, and IVR technologies for AI infrastructure, including data centers and energy and grid systems, as well as additional markets such as high-performance computing and industrial electrification. Collectively, these technologies address the complete grid-to-xPU power architecture, breaking the AI infrastructure power wall and enabling higher efficiency, greater power density, and increased performance across the entire power chain. Navitas’ GaNFast™ FETs deliver industry-leading power density, efficiency, and high-speed performance, while GaNFast™ power ICs integrate GaN power, drive, control, sensing, and protection to enable faster, more efficient power conversion, leading to smaller and more reliable systems. The GeneSiC™ portfolio combines proprietary trench-assisted planar (TAP) SiC technology with leading-edge discrete packaging and SiCPAK™ power modules to deliver industry-leading efficiency, ruggedness and performance. Claros™ IVR technologies extend power delivery directly to the xPU, enabling customers to implement vertical power delivery (VPD) and embedded power delivery (EPD) architectures with high-density power conversion beneath or within millimeters of the processor, minimizing power-delivery losses and impedance while enabling ultra-fast transient response, higher efficiency and maximum power density. Navitas has over 450 patents issued or pending and is a leader in 800 VDC and the advanced AI power infrastructure ecosystem.

Navitas®, GaNFast®, GeneSiC™, Claros™, SiCPAK®, GaNSafe®, DrGaN™, and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor Limited or affiliates. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

Forward-Looking Statements

Any forward-looking statements contained in this release are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are intended to provide management’s current expectations or plans for the Company’s future operating and financial performance, based on assumptions currently believed to be valid. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “may,” “will,” “would,” “could,” “should,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. These statements, including statements regarding the anticipated benefits, synergies and prospects of the combined company following the completed acquisition of Claros, expected contributions to Navitas’ serviceable addressable market, technology roadmap, customer engagements, and financial model, are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including, among others: the risk that the anticipated benefits, synergies and cost savings of the transaction may not be realized within the expected timeframe or at all; the difficulties and costs of integrating the two businesses; significant transaction costs and/or unknown or inestimable liabilities; the effect of the transaction on the parties’ ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; the diversion of management’s attention and resources from ongoing business operations; the impact of macroeconomic and market conditions, including economic downturns, international conflict, trade disputes and tariffs; and the other risks identified in the Company’s filings with the SEC. These forward-looking statements speak only as of the date of this release and the Company undertakes no obligation to update any forward-looking statement, except as required by applicable law.

Contact Information

Navitas Semiconductor

Vipin Bothra

info@navitassemi.com

Navitas Investor Contacts

Leanne Sievers | Brett Perry

Shelton Group

sheltonir@sheltongroup.com

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